CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I,  M. Carroll Benton,   Secretaray and Treasurer of  Insynq,   Inc.
(the"Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

(1) the Quarterly Report of Form 10QSB of the Company for the quarter ended November 30, 2002 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and resuslts of operations of the Company.



Dated:  January 23, 2002



/s/M. Carroll Benton
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M. Carroll Benton
Chief Executive Officer